UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 16, 2023

RE/MAX Holdings, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-36101	80-0937145
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

5075 South Syracuse Street

Denver, Colorado 80237

(Address of principal executive offices, including Zip code)

(303) 770-5531

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Class A Common Stock $0.0001 par value per share	RMAX	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Statement

This Amendment on Form 8-K/A (the “Amendment”) amends the Current Report on Form 8-K filed by RE/MAX Holdings, Inc., a Delaware corporation (the “Company”) with the Securities and Exchange Commission on February 16, 2023 (the “Initial Form 8-K”) to provide an updated Exhibit 99.1 to the Initial Form 8-K. The Initial Form 8-K contained a press release (the “Initial Press Release”) that included the Company’s financial results for the quarter and full year ended December 31, 2022.

Item 2.02. Results of Operations and Financial Conditions. *

On February 28, 2023, the Company provided an updated press release (the “Updated Press Release”) with respect to its previously reported financial results for the quarter and full year ended December 31, 2022 (the “Previously Released Financial Results”).

Subsequent to filing the Initial Form 8-K, the Company determined that it overstated income tax expense in the Initial Press Release. In the Initial Press Release, the Provision for income taxes for the three and twelve months ended December 31, 2022 was overstated by $1.3 million due to not appropriately accounting for foreign tax credit carryforwards that arose in 2022, resulting in a favorable change to the Company’s Net income (loss) attributable to RE/MAX Holdings, Inc. and corresponding basic and diluted earnings (loss) per share.

The table below shows the changes between the Initial Press Release and the Updated Press Release:

	Three Months Ended			Year Ended
	December 31, 2022			December 31, 2022
	Per Initial	Per Updated		Per Initial	Per Updated
(In thousands, except share and per share amounts)	Press Release	Press Release	Change	Press Release	Press Release	Change
Provision for income taxes	$(4,284)	$(3,012)	$1,272	$(8,643)	$(7,371)	$1,272
Net income (loss)	$(2,825)	$(1,553)	$1,272	$9,485	$10,757	$1,272
Net income (loss) attributable to RE/MAX Holdings, Inc.	$(2,582)	$(1,310)	$1,272	$4,838	$6,110	$1,272
Net income (loss) attributable to RE/MAX Holdings, Inc. per share of Class A common stock
Basic	$(0.14)	$(0.07)	$0.07	$0.26	$0.33	$0.07
Diluted	$(0.14)	$(0.07)	$0.07	$0.26	$0.32	$0.06

	As of December 31, 2022
	Per Initial	Per Updated
	Press Release	Press Release	Change
Deferred tax assets, net	$50,169	$51,441	$1,272
Total assets	$693,962	$695,234	$1,272

There was no impact on Total revenue, Income (Loss) before provision for income taxes, Adjusted EBITDA, Adjusted earnings per share, Accounts receivable or Cash balances, Net cash provided by operating activities, or Adjusted free cash flow in the Previously Released Financial Results as a result of the above changes.

This summary does not reflect all of the changes in the Previously Released Financial Results and is qualified in its entirety by reference to the Updated Press Release furnished as Exhibit 99.1 to this Amendment.

Item 9.01. Financial Statements and Exhibits. *

On February 16, 2023, the Company issued the Initial Press Release, announcing its financial results for the quarter and full year ended December 31, 2022, which was furnished as an exhibit to the Initial Form 8-K.

The Updated Press Release, correcting the items discussed in Item 2.02, was released on February 28, 2023 and is furnished herewith as Exhibit 99.1 and incorporated herein by reference.

Exhibit No.	Description
99.1	Updated Press Release
104	Cover Page Interactive Data File (formatted as inline XBRL).

*                 The information contained in Items 2.02 and 9.01 and Exhibit 99.1 of this Current Report on Form 8-K is being “furnished” and shall not be deemed “filed” for purpose of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any registration statement or other filings of the Company under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be set forth by specific reference in such filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RE/MAX HOLDINGS, INC.

Date: February 28, 2023	By:	/s/ Karri Callahan
Karri Callahan
Chief Financial Officer